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                                                                    EXHIBIT 23.2


             CONSENT OF PANNELL KERR FORSTER, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 30, 1998, in the Registration Statement (Form S-1) and related Prospectus of AremisSoft Corporation for the registration of shares of its common stock.


London, England
June 30, 1998